June 3, 2004

   Supplement to the July 30, 2003 Class A, B, C Shares Prospectus for Pioneer
        International Equity Fund, the April 1, 2004 Class A, B, C and R Shares Prospectuses for Pioneer International Value Fund, and the
     April 30, 2004 prospectus for Pioneer International Value VCT Portfolio

Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day to day management of the fund's portfolio is the responsibility of Christopher Smart. Mr. Smart is supported by a team of portfolio managers and analysts. The team manages other Pioneer funds investing primarily in international securities. The team draws upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited
(PIML).

Mr. Smart, senior vice president and director of international investments, joined Pioneer in 1995 as director of research of Pioneer First Investments, Moscow, Russia.

Pioneer International Equity Fund and Pioneer International Value Fund

Buying, exchanging and selling shares

The following supplements the section entitled "Net asset value":

Net asset value

The fund primarily invests in securities of non-U.S. issuers and the markets for these securities generally close prior to the time the fund determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the fund's trustees have determined to use the fair value of these securities as of the time the fund determines it net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the fund to reflect the security's fair value at the time the fund determines its net asset value. The fund applies these recommendations in accordance with procedures approved by the trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the fund determines its net asset value or the opening price of the security on the next business day. The fund's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The fund also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

Pioneer International Value VCT Portfolio

Shareholder information

The following supplements the section entitled "Net asset values":

Net asset values

The portfolio primarily invests in securities of non-U.S. issuers and the markets for these securities generally close prior to the time the portfolio determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the trustees have determined to use the fair value of these securities as of the time the portfolio determines it net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the portfolio to reflect the security's fair value at the time the portfolio determines its net asset value. The portfolio applies these recommendations in accordance with procedures approved by the trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the portfolio determines its net asset value or the opening price of the security on the next business day. The portfolio's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The portfolio also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.


                                                                  15583-00-0604
                                       (C) 2004 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC